Contact: Dean Ridlon, Investor Relations Director
Phone:  978.640.5309
Email:  Investor_Relations@avid.com


        Avid Reports Highest Ever Quarterly Revenue and Operating Profit


Tewksbury, MA - October 26, 2004 - Avid Technology, Inc. (NASDAQ: AVID) today reported the highest quarterly GAAP revenue and operating profit in the company's history. Revenues for the three months ended September 30, 2004, were $147.4 million, a 24% increase over the $119.1 million in the corresponding quarter in 2003. GAAP operating profit for the third quarter of 2004 was $18.3 million compared to $11.6 million for the same quarter in 2003. GAAP net income for the quarter was $19.0 million, or $0.54 per diluted share, compared to GAAP net income of $11.8 million, or $0.35 per diluted share, for the corresponding quarter in 2003. Excluding a non-recurring tax benefit, acquisition-related stock-based compensation and amortization, and restructuring charges, pro forma non-GAAP net income for the third quarter was $20.4 million, or $.58 per diluted share, compared to pro forma non-GAAP net income of $12.3 million, or $.37 per diluted share, in the third quarter of 2003.


Revenues for the nine months ended September 30, 2004, were $414.6 million compared to revenues of $344.6 million for the same period in 2003. GAAP operating profit for the first nine months of 2004 was $48.6 million compared to $24.7 million for the same period in 2003. GAAP net income for the nine months ended September 30, 2004, was $49.2 million, or $1.43 per diluted share, compared to GAAP net income of $25.1 million, or $0.78 per diluted share, for the same period in 2003. Excluding non-recurring tax benefits, acquisition-related stock-based compensation and amortization, restructuring charges, and expenses related to the settlement of a lawsuit, pro forma non-GAAP net income for the nine months ended September 30, 2004, was $51.4 million, or $1.50 per diluted share, compared to $28.0 million, or $.87 per diluted share, for the first nine months of 2003.

"This quarter, we posted a 24% year-over-year increase in revenue and a better-than 50% year-over-year increase in earnings per share, reflecting solid performance across the entire business," said David Krall, Avid's president and chief executive officer. "In video postproduction, we more than doubled our year-over-year sales of the Avid DS Nitris family of products, which underscores the strong demand for best-in-class HD tools for television and feature film production. In broadcast, we had our most successful quarter in terms of the total number of deals signed - bringing the total number of Avid digital broadcast conversions either under way or completed to more than 200 and keeping us on track to hit the high end of our target of 80-100 deals for 2004. Lastly, a strong performance in all areas of Digidesign's business, combined with the acquisition of M-Audio - the results of which are included in the last six weeks of the quarter - helped push our year-over-year revenue growth in audio to 60%."

Use of Non-GAAP Financial Measures
The pro forma operating results listed above are "non-GAAP financial measures" under SEC rules. We have included this information because we believe it is a meaningful measure of our normalized operating performance and will assist investors in understanding our results of operations on a comparative basis. This pro forma information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by GAAP. We use this information internally to help our management more accurately assess the ongoing nature of our operations and measure our performance on a comparative basis.


Conference Call
A conference call to discuss Avid's third quarter 2004 financial results and the company's outlook for the fourth quarter of 2004 and for 2005 will be held today, October 26 at 5:00 p.m. EDT. The call will be open to the public. The conference call can be accessed by dialing (719) 457-2629 and referencing confirmation code 807503. The call and subsequent replay will also be available on Avid's Web site. To listen via this alternative, go to the Investors page under the Company menu at www.avid.com for complete details 10-15 minutes prior to the start of the conference call.


The above release includes a forward-looking statement, as defined by the Private Securities Litigation Reform Act of 1995, about Avid's future performance. There are a number of factors that could cause actual events or results to differ materially from that indicated by such forward-looking statement, such as the competitive market in which Avid operates, market acceptance of Avid's existing and new products, Avid's ability to anticipate customers' needs and the other factors set forth under the caption "Certain Factors That May Affect Future Results" in Avid's Form 10-Q for the quarter ended June 30, 2004, and other filings with the Securities and Exchange Commission. In addition, the forward-looking statement contained herein represents Avid's estimate only as of today and should not be relied upon as representing the company's estimate as of any subsequent date. While Avid may elect to update this forward-looking statement at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimate changes.


About Avid Technology, Inc.
Avid Technology, Inc. is the world leader in digital nonlinear media creation, management and distribution solutions, enabling film, video, audio, animation, games, and broadcast professionals to work more efficiently, productively, and creatively. For more information about the company's Oscar(R), Grammy(R), and Emmy(R) award-winning products and services, please visit: www.avid.com.

(C) 2004 Avid Technology, Inc. All rights reserved. Avid, Film Composer, Nitris, Avid Xpress, Digidesign, and Pro Tools are either registered trademarks or trademarks of Avid Technology, Inc. in the United States and/or other countries. Avid received an Oscar statuette representing the 1998 Scientific and Technical Award for the concept, design, and engineering of the Avid(R) Film Composer(R) system for motion picture editing. Digidesign, Avid's audio division, received an Oscar statuette representing the 2003 Scientific and Technical Award for the design, development, and implementation of its Pro Tools(R) digital audio workstation. Oscar is a trademark and service mark of the Academy of Motion Picture Arts and Sciences. Emmy is a registered trademark of ATAS/NATAS. Grammy is a trademark of the National Academy of Recording Arts and Sciences, Inc. All other trademarks contained herein are the property of their respective owners.

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                              GAAP                 NON-GAAP
                                                       ------------------    -------------------
                                                       Three Months Ended     Three Months Ended
                                                          September 30,         September 30,
                                                       --------- ---------   --------- ---------
                                                         2004      2003        2004      2003
                                                       --------- ---------   --------- ---------
Revenues                                               $147,374  $119,090    $147,374  $119,090

Cost of revenues                                         62,845    52,784      62,845    52,784
Amortization of intangible assets                           127
                                                       --------- ---------   --------- ---------
Gross profit                                             84,402    66,306      84,529    66,306
                                                       --------- ---------   --------- ---------

Operating expenses:
 Research and development                                23,780    20,706      23,780    20,706
 Marketing and selling                                   33,435    27,959      33,435    27,959
 General and administrative                               7,386     5,670       7,386     5,670
 Stock-based compensation (Note A)                          553
 Restructuring and other costs, net                                    76
 Amortization of intangible assets                          988       341
                                                       --------- ---------   --------- ---------
  Total operating expenses                               66,142    54,752      64,601    54,335

Operating income                                         18,260    11,554      19,928    11,971
Interest and other income, net                              651       592         651       592
                                                       --------- ---------   --------- ---------
Income before income taxes                               18,911    12,146      20,579    12,563
Provision for income taxes                                  181       300         181       300
Non-recurring tax benefits                                 (244)
                                                       --------- ---------   --------- ---------

Net income                                              $18,974    $11,846     $20,398   $12,263
                                                       ========= =========   ========= =========

Net income per common share - basic                       $0.58     $0.40       $0.62     $0.41
                                                       ========= =========   ========= =========

Net income per common share - diluted                     $0.54     $0.35       $0.58     $0.37
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - basic       32,737    29,865      32,737    29,865
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - diluted     35,033    33,380      35,033    33,380
                                                       ========= =========   ========= =========

Note
----
A. Stock based compensation, related to stock iotions issued as part of the acquisition of M-Audio, is comprised of $99 of Research and development expense, $154 of Marketing and selling expense, and $300 of General and administrative expense, based on teh departmental clasification of the option holders.


Reconciliation of Non-GAAP net income to GAAP net income:

                                                 Three Months Ended
                                                    September 30,
                                                2004           2003
                                            -----------     -----------
Non-GAAP net income                            $20,398         $12,263

Stock-based compensation                          (553)
Restructuring and other costs, net                                 (76)
Amortization of intangible assets               (1,115)           (341)
Tax refunds                                        244
                                            -----------     -----------
GAAP net income                                $18,974         $11,846
                                            ===========     ===========


AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except per share data)

                                                              GAAP                 NON-GAAP
                                                       ------------------    -------------------
                                                        Nine Months Ended     Nine Months Ended
                                                          September 30,         September 30,
                                                       --------- ---------   --------- ---------
                                                         2004      2003        2004      2003
                                                       --------- ---------   --------- ---------
Revenues                                               $414,634  $344,584    $414,634  $344,584

Cost of revenues                                        177,943   155,619     177,943   155,619
Amortization of intangible assets                           127
                                                       --------- ---------   --------- ---------
Gross profit                                            236,564   188,965     236,691   188,965
                                                       --------- ---------   --------- ---------

Operating expenses:
 Research and development                                68,996    63,833      68,996    63,833
 Marketing and selling                                   96,945    80,971      96,945    80,971
 General and administrative                              19,456    16,632      19,456    16,632
 Stock-based compensation (Note A)                          553
 Restructuring and other costs, net                                 1,859
 Amortization of intangible assets                        1,976       975
                                                       --------- ---------   --------- ---------
  Total operating expenses                              187,926   164,270     185,397   161,436

Operating income                                         48,638    24,695      51,294    27,529
Interest and other income, net                            1,736     1,330       1,736     1,330
Legal settlement                                         (1,050)
                                                       --------- ---------   --------- ---------
Income before income taxes                               49,324    26,025      53,030    28,859
Provision for income taxes                                1,581       900       1,581       900
Non-recurring tax benefits                               (1,444)
                                                       --------- ---------   --------- ---------

Net income                                              $49,187    $25,125     $51,449   $27,959
                                                       ========= =========   ========= =========

Net income per common share - basic                       $1.54     $0.88       $1.61     $0.98
                                                       ========= =========   ========= =========

Net income per common share - diluted                     $1.43     $0.78       $1.50     $0.87
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - basic       31,857    28,663      31,857    28,663
                                                       ========= =========   ========= =========

Weighted average common shares outstanding - diluted     34,374    32,059      34,374    32,059
                                                       ========= =========   ========= =========

Note
----
A. Stock based compensation, related to stock iotions issued as part of the acquisition of M-Audio, is comprised of $99 of Research and development expense, $154 of Marketing and selling expense, and $300 of General and administrative expense, based on teh departmental clasification of the option holders.

Reconciliation of Non-GAAP net income to GAAP net income:

                                                 Nine Months Ended
                                                    September 30,
                                                2004           2003
                                            -----------     -----------
Non-GAAP net income                            $51,449         $27,959

Stock-based compensation                          (553)
Restructuring and other costs, net                              (1,859)
Amortization of intangible assets               (2,103)           (975)
Tax refunds                                      1,444
Legal settlement                                (1,050)
                                            -----------     -----------
GAAP net income                                $49,187         $25,125
                                            ===========     ===========


AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

                                                                 September 30,    December 31,
                                                                     2004             2003
                                                                --------------   --------------
ASSETS:
Current assets:
 Cash and marketable securities                                      $120,082         $196,309
 Accounts receivable, net of allowances of $9,193 and $9,161
 at September 30, 2004 and December 31, 2003, respectively             94,438           69,230
 Inventories                                                           54,913           38,292
 Prepaid and other current assets                                      13,952           13,181
                                                                --------------   --------------
   Total current assets                                               283,385          317,012

 Property and equipment, net                                           26,558           23,223
 Acquisition-related intangible assets, net                           215,373            5,150
 Other assets                                                           6,361            2,734
                                                                --------------   --------------
   Total assets                                                      $531,677         $348,119
                                                                ==============   ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
 Accounts payable                                                     $26,214          $15,755
 Accrued expenses and other current liabilities                        69,568           59,709
 Deferred revenue and deposits                                         52,615           44,943
                                                                --------------   --------------
   Total current liabilities                                          148,397          120,407

 Long term liabilities, less current portion                            1,818              607
                                                                --------------   --------------
   Total liabilities                                                  150,215          121,014
                                                                --------------   --------------

 Total stockholders' equity                                           381,462          227,105
                                                                --------------   --------------

   Total liabilities and stockholders' equity                        $531,677         $348,119
                                                                ==============   ==============